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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 17, 1997 in the Registration Statement (Form S-1) and related Prospectus of Engineering Animation, Inc. for the registration of 1,643,350 shares of its Common Stock.

                                       /s/ ERNST & YOUNG LLP

Des Moines, Iowa
May 19, 1997